AMENDMENT

This AMENDMENT (this “Amendment”) is entered into as of the 20th day of March, 2014 by and among LabStyle Innovations Corp., a Delaware corporation, with headquarters located at Halamish 9, Caesarea Industrial Park, 38900, Israel (the “Company”), and the other party signatory hereto (the “Buyer”).

WHEREAS, the Company, the Buyer and certain other investor parties are party to that certain Securities Purchase Agreement, dated as of February 12, 2014 (the “SPA”), pursuant to which the Buyer and such other investor parties purchased from the Company an aggregate of (i) 2,226,956 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) and (ii) Warrants to purchase 1,670,216 of Common Stock (the shares of Common Stock underlying the Warrants, the “Warrant Shares” and, collectively with the Shares and certain shares of Common Stock which may be issuable to the Buyer and such other investor parties in connection with certain reset rights set forth in the SPA, the “Securities”);

WHEREAS, the Company, the Buyer and certain other investor parties are party to that certain Registration Rights Agreement, dated as of February 12, 2014 (the “RRA”), pursuant to which the Company agreed to register the Shares, the Warrant Shares and certain other shares of Common Stock for public resale;

WHEREAS, amendments to the SPA and RRA required the approval of the Company and the holders of at least a majority of the aggregate amount of the Securities; and

WHEREAS, the Company and the Buyer desire to amend certain provisions of the SPA and RRA as provided for herein.

NOW THEREFORE, in consideration of the foregoing premises and the agreements, covenants and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and pursuant to Section 9(e) of the SPA and Section 10 of the RRA, the Company and the Buyers hereby amend the SPA and the RRA and agree as follows.

1.           Amendments to SPA. This Amendment amends the SPA in the following respects:

(a)           Section 3(c) of the SPA is hereby amended ab initio by deleting the reference to “$0.50” in the thirteenth line thereof and replacing such reference with “$0.80.”

(b)           Section 4(1) of the SPA is hereby amended ab initio by deleting the reference to “$0.50” in the seventh line thereof and replacing such reference with “$0.80.”

(c)           All representations, warranties and covenants of the Company in the SPA shall be deemed to reflect the amendments set out in Sections 1(a) and (b) above ab initio.

2.           Amendments to RRA. This Amendment amends the RRA in the following respects.

(a)           Section 1(v) of the RRA is hereby amended ab initio by deleting the reference to “$0.50” in the third line thereof and replacing such reference with “$0.80.”

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(b)           Section 2(f) of the RRA is hereby amended ab initio by deleting the reference to “$0.50” in the nineteenth line thereof and replacing such reference with “$0.80.”

(c)           The fourth paragraph of Exhibit B to the RRA is hereby amended ab initio by deleting the reference to “$0.50” in the fourth line thereof and replacing such reference with “$0.80.”

(d)           All representations, warranties and covenants of the Company in the RRA shall be deemed to reflect the amendments set out in Sections 2(a), (b) and (c) above ab initio.

4.           No Further Amendment. Except as amended hereby, the SPA and the RRA shall remain unchanged and in full force and effect.

5.           Effectiveness. This Amendment is entered into by the Buyer individually and not in concert with any other party signatory to the SPA and RRA, and shall only be effective, as per the terms of the SPA and the RRA, when the holders of at least a majority of the aggregate amount of Securities have executed amendments to the SPA and RRA which contain exactly the same terms and provisions and are in a form identical to this Amendment.

5.           Governing Law. This Amendment is made pursuant to and shall be construed in accordance with the internal laws of the State of New York, without regard to the principles of the conflicts of laws thereof.

6.           Severability. If any term or provision of this Amendment or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Amendment and this Amendment shall be valid and enforced to the fullest extent permitted by law.

7.           Counterparts and Execution. This Amendment may be executed in multiple counterparts, which may be delivered by facsimile or electronic transmission, each of which shall be deemed an original Amendment and all of which shall constitute one Amendment between each of the parties hereto on the dates respectively indicated in the signatures of the parties, notwithstanding that all of the parties are not signatories to the original or the same counterpart, to be effective as of the day and year first set forth above.

8.           Successors and Assigns. Each and all of the covenants, terms, provisions, and agreements herein contained shall be binding upon and inure to the benefit of the parties hereto and, to the extent permitted by the Operating Agreement, their respective successors and assigns.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Buyer and the Company have caused this Amendment to be duly executed as of the date first written above.

COMPANY: LABSTYLE INNOVATIONS CORP.

By:	/s/ Erez Raphael
Name: Erez Raphael
Title: President and CEO

[Signature Page to SPA/RRA Amendment]

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IN WITNESS WHEREOF, the Buyer and the Company have caused this Amendment to be duly executed as of the date first written above.

[ADD BUYER SIGNATURE BLOCK]

By:
Name:
Title:

[Signature Page to SPA/RRA Amendment]

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